SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Rule 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2018

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	47-2569713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 540, 1385 West 8th Avenue, Vancouver, British Columbia, Canada		V6H 3V9
(Address of principal executive offices)		(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 7, 2018, Zymeworks Inc. (the “Company”), held its 2018 annual and special meeting of shareholders (the “Annual Meeting”). A total of 97 of the holders of the Company’s common shares were present or represented by proxy at the meeting, representing approximately 69.41% of the Company’s 25,464,460 common shares that were outstanding and entitled to vote at the meeting as of the record date of April 20, 2018. Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting, and the final voting results on each matter. Each of the proposals are described in further detail in the Company’s management proxy circular dated May 2, 2018 (the “Circular”), furnished to the Securities and Exchange Commission as exhibit 99.1 to the Company’s Form 8-K dated May 16, 2018.

Proposal 1

1.	The shareholders voted by way of ballot and the following nominees were elected as directors to serve until immediately before the election of directors at the next annual meeting of shareholders or until their successors are duly elected or appointed. There were 5,633,471 broker non-votes for this proposal.

Nominee	Votes For	% Votes For	Votes Withheld	% Votes Withheld
Dr. Ali Tehrani	11,899,212	98.82	141,178	1.18
Nick Bedford	11,899,174	98.82	141,756	1.18

Proposal 2

2.	The shareholders voted by way of ballot and KPMG LLP, Chartered Professional Accountants, were reappointed as auditors of the Company until the close of the next annual general meeting of shareholders and the directors were authorized to determine their remuneration.

Votes For	% Votes For	Votes Withheld	% Votes Withheld
17,624,971	99.72	49,430	0.28

Proposal 3

3.	The shareholders voted by way of ballot and approved the proposed amendments to the Company’s stock option plan, as more particularly described in the Circular. There were 5,633,471 broker non-votes for this proposal.

Votes For	% Votes For	Votes Against	% Votes Against
10,333,495	85.82	1,707,435	14.18

Proposal 4

4.	The shareholders voted by way of ballot and approved the proposed amendments to the Company’s employee stock purchase plan, as more particularly described in the Circular. There were 5,633,471 broker non-votes for this proposal.

Votes For	% Votes For	Votes Against	% Votes Against
11,901,972	98.85	138,958	1.15

A report outlining the voting results described above is filed as exhibit 99.1 hereto.

ITEM 8.01	OTHER EVENTS

On June 7, 2018, Zymeworks issued a press release announcing the voting results of its Annual Meeting, which was filed with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com. A copy of this press release is respectively filed as exhibit 99.2 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Report on Voting Results

99.2	Press Release issued by Zymeworks Inc. on June 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)
Date: June 8, 2018	By:	/s/ Neil Klompas
	Name: Title:	Neil Klompas Chief Financial Officer